EXHIBIT 10.11


                             MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT  made effective as of the 19th day of January, 2001,

AMONG:

          BRAD RUDOVER of 836  Pemberton  Road,  Grosse  Pointe Park,  Michigan,
          48230

          ("Brad")

AND:

          SECOND STAGE VENTURES, INC., a corporation incorporated under the laws of the State of Nevada and having an office at P.O. 280, 92 Welk Lane, Windward Road, Providenciales, Turks & Caicos Island, B.W.I.

          ("Second Stage")

AND:

          EASYTRIVIA.COM, INC., a corporation incorporated under the laws of the State of Washington and having an office at Suite 400 - 107 114 West Magnolia Street, Bellingham, Washington, 98225

          ("EasyTrivia")

WHEREAS:

A. By an agreement made effective as of the 5th day of October, 2000 (the "Financing Agreement") among Brad, Second Stage, EasyTrivia and Brent Snejdar ("Brent"), Second Stage agreed to provide EasyTrivia with certain financing in order to allow EasyTrivia to develop its online trivia game show business;

B. By an agreement made effective as of the 27th day of October, 2000 (the "Assignment Agreement") among Brad, Brent and EasyTrivia, Brent assigned to Brad all of Brent's right, title and interest in, to and under the Financing Agreement and all the benefits to be derived therefrom and Brad accepted such assignment;

C. The parties wish to amend the Financing Agreement as hereinafter set forth.

     NOW THEREFORE THIS Modification Agreement witnesses that in consideration of the covenants and agreements herein contained and other good and valuable consideration (the



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receipt and sufficiency of which is hereby  acknowledged and agreed to by the parties), the parties hereto hereby covenant and agree as follows:

1. The date contained in the first line of section 2.1 of the Financing Agreement shall be extended from March 30, 2001 to April 30, 2001.

2. The date contained in the first line of section 3.1 of the Financing Agreement shall be extended from May 31, 2001 to June 30, 2001.

3. The date contained in the first line of section 3.1(a) of the Financing Agreement shall be extended from June 15, 2001 to July 13, 2001.

4. The date contained in the second line of section 3.1(b) of the Financing Agreement shall be extended from June 15, 2001 to July 13, 2001.

5. The date contained in the first line of section 3.2 of the Financing Agreement shall be extended from May 31, 2001 to June 30, 2001.

6. The date commencing at the second line of section 3.2 of the Financing Agreement and ending at the beginning of the third line of the Financing Agreement shall be extended from June 15, 2001 to July 13, 2001.

7. The date contained in the fourth line of section 3.2 of the Financing Agreement shall be extended from July 2, 2001 to August 1, 2001.

8. The date contained in the third line of section 5.1 of the Financing Agreement shall be extended from August 1, 2001 to September 3, 2001.

9. Campney & Murphy are solicitors for Second Stage only. EasyTrivia and Brad each confirm and agree that Campney & Murphy is not providing either of them with any legal or other advice in connection with this Modification Agreement. Brad and EasyTrivia each confirm and agree that they each have been duly advised (and fully and fairly informed with respect to such matters) to obtain all necessary and independent legal and other applicable professional advice and counsel prior to entering into this Modification Agreement. Brad and EasyTrivia have either obtained all such advice and counsel or have determined to their own satisfaction, having been fully and fairly informed therein, not to seek such advice and counsel.

10. Save as amended hereby, all of the terms of the Financing Agreement shall continue in full force and effect.




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11. This Modification Agreement may be executed in counterparts.


IN WITNESS WHEREOF the parties have duly executed this Modification Agreement to be effective as of the date first written above.


SIGNED, SEALED & DELIVERED
by BRAD RUDOVER                           )
in the presence of:                       )
                                          )
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Signature of Witness                      )
Name:                                     )
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Address:                                  )   BRAD RUDOVER
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                                          )
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Occupation:                               )
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                                          )
                                          )
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SECOND STAGE VENTURES, INC.
by its authorized signatory:

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Authorized Signatory



EASYTRIVIA.COM, INC.
by its authorized signatory:

-----------------------------------
Authorized Signatory